Exhibit (m)(1)(i)

TRANSAMERICA FUNDS

AMENDED SCHEDULE A

12B-1 PLAN OF DISTRIBUTION

The following series and classes of shares are offered effective as of December 16, 2016:

ClearTrack 2015	Class R1
Class R6
ClearTrack 2020	Class R1
Class R6
ClearTrack 2025	Class R1
Class R6
ClearTrack 2030	Class R1
Class R6
ClearTrack 2035	Class R1
Class R6
ClearTrack 2040	Class R1
Class R6
ClearTrack 2045	Class R1
Class R6
ClearTrack 2050	Class R1
Class R6
ClearTrack Retirement Income	Class R1
Class R6
Transamerica Asset Allocation – Conservative Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation – Moderate Growth Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation –Growth Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation – Moderate Portfolio	Class A
Class B
Class C
Class I
Class R
Transamerica Asset Allocation Intermediate Horizon	Class R
Class R4

Transamerica Asset Allocation Long Horizon	Class R
Class R4
Transamerica Asset Allocation Short Horizon	Class R
Class R4
Transamerica Balanced II	Class I3
Class R
Class R4
Transamerica Bond	Class I2
Class R1
Class R6
Transamerica Capital Growth	Class A
Class B
Class C
Class I
Class I2
Advisor Class
Transamerica Commodity Strategy	Class I2
Transamerica Concentrated Growth	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica Core Bond	Class I2
Transamerica Developing Markets Equity	Class I2
Transamerica Dividend Focused	Class A
Class C
Class I
Class I2
Class R1
Class R6
Advisor Class
Transamerica Dynamic Allocation	Class A
Class C
Class I
Transamerica Dynamic Income	Class A
Class C
Class I
Transamerica Emerging Markets Debt	Class A
Class C
Class I
Class I2
Class R1
Class R6
Advisor Class
Transamerica Emerging Markets Equity	Class A
Class C

Class I
Class I2
Transamerica Event Driven	Class A
Class I
Class I2
Advisor Class
Transamerica Flexible Income	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Advisor Class
Transamerica Floating Rate	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica Global Bond	Class A
Class C
Class I
Class I2
Transamerica Global Equity	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Advisor Class
Transamerica Global Long/Short Equity	Class A
Class I
Class I2
Advisor Class
Transamerica Global Multifactor Macro	Class I2
Transamerica Global Real Estate Securities	Class I2
Transamerica Government Money Market	Class A
Class B
Class C
Class I
Class I2
Class I3
Class R
Class R4
Transamerica Growth	Class I2
Class R1
Class R6
Transamerica High Quality Bond	Class I3

Class R
Class R4
Transamerica High Yield Bond	Class A
Class B
Class C
Class I
Class I2
Class I3
Class R
Class R1
Class R4
Class R6
Advisor Class
Transamerica High Yield Muni	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica Inflation Opportunities	Class A
Class C
Class I
Class I2
Class R6
Advisor Class
Transamerica Inflation-Protected Securities	Class I3
Class R
Class R4
Transamerica Intermediate Bond	Class I2
Class I3
Class R
Class R4
Advisor Class
Transamerica Intermediate Muni	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica International Equity	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R1
Class R4
Class R6
Advisor Class

Transamerica International Equity Opportunities	Class I2
Transamerica International Small Cap	Class I2
Transamerica International Small Cap Value	Class I
Class I2
Transamerica Large Cap Value	Class A
Class C
Class I
Class I2
Class R1
Class R6
Advisor Class
Transamerica Large Core	Class I3
Class R
Class R4
Transamerica Large Growth	Class I3
Class R
Class R4
Transamerica Large Value Opportunities	Class I3
Class R
Class R4
Transamerica Long/Short Strategy	Class I2
Transamerica Managed Futures Strategy	Class I2
Transamerica Mid Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Advisor Class
Transamerica Mid Cap Value	Class I2
Transamerica Mid Cap Value Opportunities	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6
Advisor Class
Transamerica MLP & Energy Income	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica Multi-Cap Growth	Class A
Class B

Class C
Class I
Class I2
Advisor Class
Transamerica Multi-Managed Balanced	Class A
Class B
Class C
Class I
Class I2
Class R1
Class R6
Transamerica Multi-Manager Alternative Strategies Portfolio	Class A
Class C
Class I
Class R1
Class R6
Transamerica Short-Term Bond	Class A
Class C
Class I
Class I2
Class R1
Class R6
Advisor Class
Transamerica Small Cap Core	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Advisor Class
Transamerica Small Cap Growth	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6
Advisor Class
Transamerica Small Cap Value	Class A
Class C
Class I
Class I2
Class I3
Class R
Class R4
Class R6
Advisor Class
Transamerica Small/Mid Cap Value	Class A
Class B
Class C
Class I

Class I2
Class R1
Class R6
Advisor Class
Transamerica Stock Index	Class R
Class R4
Transamerica Strategic High Income	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica Total Return	Class I2
Transamerica Unconstrained Bond	Class A
Class C
Class I
Class I2
Advisor Class
Transamerica US Growth	Class A
Class B
Class C
Class I
Class I2
Class T
Advisor Class

SERVICE AND DISTRIBUTION FEES

The Fund is authorized to pay to Servicing Party the following annual distribution and service fees as compensation for Servicing Party’s services as Distributor of those specific shares of the Fund.

Class A Shares	0.25% of average daily net assets of the Fund’s Class A shares
Class B Shares	1.00% of average daily net assets of the Fund’s Class B shares
Class C Shares	1.00% of average daily net assets of the Fund’s Class C shares
Class R Shares	0.50% of average daily net assets of the Fund’s Class R shares
Class R1 Shares	0.50% of average daily net assets of the Fund’s Class R1 shares
Class R4 Shares	0.25% of average daily net assets of the Fund’s Class R4 shares

The Fund may pay a distribution and service fee to Servicing Party at a lesser rate than the fees specified in Sections 1(a) and 1(b), respectively, of this Plan, in either case as agreed upon by the Trust and Servicing Party and as approved in the manner specified in Section 5 of this Plan.

12b-1 distribution and service fees are not applicable to Class I, Class I2, Class I3, Class T, Class R6, and Advisor Class shares.